UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional materials

☐ Soliciting Material Pursuant to § 240.14a-12

TEB Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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October 15, 2021

Dear Fellow Stockholder:

We cordially invite you to attend the 2021 Annual Meeting of Stockholders of TEB Bancorp, Inc. The Annual Meeting will be held at The Equitable Bank, S.S.B., located at 2290 N. Mayfair Road, Wauwatosa, Wisconsin on November 16, 2021, at 10:00 a.m., local time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the annual meeting we will also report on the operations of TEB Bancorp, Inc. Also enclosed for your review is our Annual Report for the year ended June 30, 2021, which contains information concerning our activities and operating performance. Our directors and officers, as well as a representative of our independent registered public accounting firm, will be present to respond to any questions that stockholders may have.

The business to be conducted at the annual meeting consists of the election of directors and the ratification of the appointment of Baker Tilly US, LLP as independent registered public accounting firm for the year ending June 30, 2022. The Board of Directors has determined that the matters to be considered at the annual meeting are in the best interest of TEB Bancorp, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting. Your vote is important, regardless of the number of shares that you own.

Our Proxy Statement and the 2021 Annual Report are available at:  www.cstproxy.com/tebbancorp/2021.

Sincerely,

John P. Matter
Chairman of the Board

TEB Bancorp, Inc.

2290 North Mayfair Road

Wauwatosa, Wisconsin 53226

(414) 761-0900

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 16, 2021

Notice is hereby given that the 2021 Annual Meeting of Stockholders of TEB Bancorp, Inc. will be held at 2290 N. Mayfair Road, Wauwatosa, Wisconsin on November 16, 2021 at 10:00 a.m., local time.

A Proxy Card and Proxy Statement for the annual meeting are enclosed. The annual meeting is for the purpose of considering and acting upon:

1.	the election of two directors;
2.	the ratification of the appointment of Baker Tilly US, LLP as independent registered public accounting firm for the year ending June 30, 2022; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the annual meeting.

Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on the date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on September 30, 2021 are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF TEB BANCORP, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING. ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN ITSELF CONSTITUTE REVOCATION OF YOUR PROXY.

By Order of the Board of Directors

Erin K. Arneson
Corporate Secretary

Wauwatosa, Wisconsin

October 15, 2021

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND TEB BANCORP, INC.’S ANNUAL REPORT FOR THE YEAR ENDED JUNE 30, 2021 ARE EACH AVAILABLE ON THE INTERNET AT www.cstproxy.com/tebbancorp/2021.

PROXY STATEMENT

TEB Bancorp, Inc.

2290 North Mayfair Road

Wauwatosa, Wisconsin 53226

(414) 761-0900

ANNUAL MEETING OF STOCKHOLDERS

November 16, 2021

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of TEB Bancorp, Inc. to be used at the Annual Meeting of Stockholders, which will be held at 2290 N. Mayfair Road, Wauwatosa, Wisconsin on November 16, 2021, at 10:00a.m., local time, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 15, 2021.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of TEB Bancorp, Inc. will be voted in accordance with the directions given thereon. Please sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated on the proxy card, signed proxies will be voted “FOR” the election of the nominees for director named herein and “FOR” the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the year ending June 30, 2022.

Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of TEB Bancorp, Inc. at the address shown above, by filing a duly executed proxy bearing a later date, by following the internet or telephone instructions on the enclosed proxy card or by voting in person at the annual meeting. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

If you have any questions about giving your proxy or require assistance, please call Erin K. Arneson, Corporate Secretary, at (414) 761-0900.

If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the annual meeting.

SOLICITATION OF PROXIES; EXPENSES

We will pay the cost of this proxy solicitation. Our directors, executive officers and other employees may solicit proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors, executive officers or employees for such services. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of TEB Bancorp, Inc.’s shares of common stock, par value $0.01 per share, as of the close of business on September 30, 2021 are entitled to one vote for each share then held. As of September 30, 2021, there were 2,624,343 shares of common stock issued and outstanding.

TEB Bancorp, Inc.’s Articles of Incorporation provide that, subject to certain exceptions, record owners of TEB Bancorp, Inc.’s common stock that is beneficially owned by a person who beneficially owns in excess of 10% of TEB Bancorp, Inc.’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit. This restriction does not apply to TEB MHC.

Principal Holders

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of September 30, 2021, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 2290 North Mayfair Road, Wauwatosa, Wisconsin 53226.

	Shares of Common
	Stock Beneficially		Percent of Shares of
	Owned as of the		Common Stock
	Record Date (1)		Outstanding (2)

Persons Owning Greater than 5%
TEB MHC 2290 North Mayfair Road Wauwatosa, Wisconsin 53226	1,314,796		50.1%

Directors
Joseph J. Becker	2,500	(3)	*
Christopher C. Conlon	10,000	(3)	*
John P. Matter	10,000	(4)	*
Charles R. Pittelkow	10,000	(4)	*
Jennifer L. Provancher	15,112	(5)	*
Otto R. Radke	10,000	(3)	*
Julie A. Taylor	5,000		*

Executive Officers who are not Directors
William A. Behm	200		*
Lauren Poppen	200		*
Thomas Sattler	230		*

All directors and executive officers as a group (10 persons)	63,242		2.4%

*	Less than 1%.
(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of TEB Bancorp, Inc. common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from September 30, 2021. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of TEB Bancorp, Inc. common stock
(2)	Based on a total of 2,624,343 shares of common stock outstanding as of September 30, 2021.
(3)	All of such shares are held by a trust.
(4)	All of such shares are held in a 401(k) plan.
(5)	Includes 15,000 shares held in a 401(k) plan.

Quorum

The presence in person or by proxy of holders of a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies. However, if TEB MHC, our majority stockholder, votes at the annual meeting, a quorum would be assured.

Votes Required

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR ALL nominees proposed by the Board, to WITHHOLD for ALL nominees or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.

As to the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The ratification of this matter shall be determined by a majority of the votes cast at the annual meeting, without regard to broker non-votes or proxies marked ABSTAIN.

Management anticipates that TEB MHC, our majority stockholder, will vote all of its shares of common stock in favor of all the matters set forth above. If TEB MHC votes all of its shares in favor of each proposal, the approval of each proposal would be assured.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is comprised of seven members. Our Bylaws provide that directors are divided into three classes as nearly equal in number as possible, with one class of directors elected annually. Two directors have been nominated for election at the annual meeting to serve for a three-year period and until their respective successors shall have been elected and qualified. The Board of Directors has nominated John P. Matter and Julie A. Taylor to serve as directors for three-year terms. Each nominee is currently a director of TEB Bancorp, Inc.

The following sets forth certain information regarding the nominees, the other current members of our Board of Directors, and our executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the annual meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee or continuing director and any other person pursuant to which such nominee or continuing director was selected. Age information is as of June 30, 2021, and term as a director includes service with The Equitable Bank, S.S.B. (“The Equitable Bank”).

With respect to directors and nominees, the biographies contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director. Each director of TEB Bancorp, Inc. is also a director of The Equitable Bank and TEB MHC.

Directors

The nominees for director are:

John P. Matter started his banking career in 1976, and joined The Equitable Bank in 1980. He currently serves as Chairman of the Board of The Equitable Bank. He served as President and Chief Executive Officer from 2004 until July 2019 and Chief Executive Officer until September 2020, and also served as Vice Chairman from 2005 until July 2019. Mr. Matter is or has been involved in numerous civic organizations, including Chairman of the Wisconsin Humane Society, Chair of the St. Joseph & Elmbrook Memorial Hospital Foundations, This Time Tomorrow Foundation Board, Brookfield Kiwanis Club, Sharon Lynne Wilson Center, Waukesha Community Foundation Board, Prevent Blindness Wisconsin, American Diabetes Association and the Board of the Wisconsin Bankers Association. Mr. Matter’s positions as Chairman of the Board and Chief Executive Officer foster clear accountability, effective decision-making, a clear and direct channel of communication from senior management to the full board of directors, and alignment on corporate strategy. Age 69. Director since 2000.

Julie A. Taylor owned and operated J. Taylor & Associates, an escrow firm that specialized in acting as closing agent for local and national banks’ mortgage divisions, from 1987 until her retirement in 2001. Prior to that, Ms. Taylor ran the closing department at Commonwealth Title as an independent contractor. Ms. Taylor was also a licensed real estate broker since 1978 and was active in supporting many business networking organizations. Ms. Taylor has devoted efforts in support of various local organizations, including Girl Scouts of America and the March of Dimes.  Ms. Taylor’s business experience with financial institutions and as a licensed real estate broker gives her extensive insights into The Equitable Bank’s challenges and opportunities in its overall operations and lending activities. Age 79. Director since 1994.

The following directors of TEB Bancorp, Inc. have terms ending following the fiscal year ending June 30, 2022:

Joseph J. Becker was the owner of Becker Ritter Funeral Home, Brookfield, Wisconsin until the sale of the company in 2016. Mr. Becker founded Becker Ritter Funeral Home in 1974, and remains active with the company as a consultant. Mr. Becker has been involved in numerous community organizations, including President of the Brookfield Rotary Club, the Elmbrook Hospital Foundation, Sharon Lynne Wilson Center for the Arts and Wisconsin Riders and Exhibitors Association, and serving on the Boards of Channel 10/36 Friends, Haggerty Art Museum at Marquette University, Milwaukee Art Museum-West, Milwaukee Ballet, and St. Camillus Foundation. Mr. Becker’s experience as a small business owner gives him extensive insight into the customers who live in our market areas and economic developments affecting the communities in which we operate, as well as the challenges facing small businesses in our market area. Age 76. Director since 1991.

Christopher C. Conlon was a doctor of general dentistry for 35 years until his retirement in 2015. Mr. Conlon was the owner and president of Christopher C. Conlon, D.D.S., S.C. Dr. Conlon was also co-owner of Conlon Homes, Ltd. from 1991 to 1996. Conlon Homes specialized in the construction and sale of speculative construction homes in southeastern Wisconsin. Dr. Conlon was a long-

time member of the Academy of General Dentists and past member of the American Dental Association, and was active in supporting Divine Redeemer Lutheran School, located in Milwaukee. Dr. Conlon’s experience as a small business owner gives him extensive insight into the customers who live in our market areas and economic developments affecting the communities in which we operate, as well as the challenges facing small businesses in our market area. Age 68. Director since 2002.

Thomas Sattler. Mr. Sattler is the Executive Vice President at The Equitable Bank. He has nearly 30 years of community banking experience at four financial institutions, including the last 16 years at The Equitable Bank.  His primary focus throughout his career has been on business development, customer service, marketing and public relations.  Among his accomplishments, Mr. Sattler completed the course work at the Graduate School of Banking at the University of Wisconsin and he successfully completed the Milwaukee Financial Education Volunteer Training Program through the Extension of the UW- Madison.  Mr. Sattler is a member of the Milwaukee Rotary Club and currently serves as the Chairperson for the Done in a Day committee.  Mr. Sattler is active with the Wisconsin Bankers Association (WBA), serving as the vice chairperson of the retail committee and is the advocacy officer for the Bank.  Mr. Sattler’s skills provide a sales and marketing perspective that will help us in our efforts to maintain The Equitable Bank’s position as a high performing community bank in southeastern Wisconsin.   Age 56.  Director since 2021.

The following directors of TEB Bancorp, Inc. have terms ending following the fiscal year ending June 30, 2023:

Charles R. Pittelkow joined The Equitable Bank in 1957, serving in several capacities until becoming President in 1982 and President and Chief Executive Officer in 1985. Mr. Pittelkow held these positions until 2004, and currently serves as Vice Chairman of the Board. Mr. Pittelkow served as Chairman of the Board from 1986 until July 2019, and continued as a Vice President for The Equitable Bank until 2019. Mr. Pittelkow was also the owner, in partnership with his father, of an independent insurance agency located in Milwaukee. He has served as a member of the Wisconsin Bankers Association Legislative Committee. He previously served as a Director and Treasurer of the Institute of Financial Education, Past President of the Savings and Loan Council of Milwaukee County, Chairman of the Wisconsin League of Financial Institutions, Chairman of the Wisconsin Savings League Political Action Committee and Past President of Wisconsin Club. He has served two, two-year terms as a Director of the Federal Home Loan Bank of Chicago. Mr. Pittelkow was Treasurer and Director of the Milwaukee Yacht Club and a long-term member and past president of the Exchange Club of Milwaukee, while also supporting the 128th Air Refueling Wing Community Council as President. Mr. Pittelkow’s extensive experience in a variety of roles at The Equitable Bank provides a broad and unique perspective on the challenges facing our organization and our business strategies and operations. Age 82. Director since 1971.

Jennifer L. Provancher is the President and Chief Executive Officer of The Equitable Bank, effective September 2020, and served as President and Chief Financial Officer, effective July 2019.  She previously served as Executive Vice President, Chief Operating Officer and Chief Financial Officer of The Equitable Bank, where she has worked since 1991.  Ms. Provancher held various positions at other financial institutions in Milwaukee beginning in 1983, and was also an Audit Senior at Ernest & Young, located in Milwaukee, Wisconsin. Ms. Provancher is a member of the Board of Directors of the Wisconsin Bankers Association.  Ms. Provancher has served on the board of the Wisconsin Club, where she is currently a member of the Finance Committee.  She is a long-time member and past President of the Milwaukee Chapter of the Financial Managers Society and served as Treasurer of the Exchange Club of Milwaukee. Ms. Provancher’s experience in banking and as a certified public accountant provides the board with insights into risk assessment, financial matters, and internal control expertise. Age 62. Director since 2005.

Executive Officers Who Are Not Directors

William A. Behm. Mr. Behm is The Equitable Bank’s Chief Credit Officer. Mr. Behm joined The Equitable Bank in 2008 as a Review Credit Analyst, and was named Chief Credit Officer in 2014. Mr. Behm has over 16 years of banking experience and was previously a small business loan underwriter with U.S. Bank, Brookfield, Wisconsin, prior to joining The Equitable Bank. Mr. Behm is also a graduate of the Graduate School of Banking at the University of Wisconsin-Madison. Age 42.

Lauren Poppen. Ms. Poppen is the Chief Financial Officer for The Equitable Bank and a Certified Public Accountant who has worked at the Bank since 2014. Ms. Poppen previously worked for over two years at a public accounting firm, and was an Audit Manager at a division of BMO Financial Group. Age 37.

Board Independence

The Board of Directors has determined that each of our directors, with the exception of Chairman of the Board John P. Matter, President and Chief Executive Officer Jennifer L. Provancher, Vice Chairman of the Board Charles R. Pittelkow and Executive Vice President Thomas Sattler is “independent” as defined in the listing standards of the Nasdaq Stock Market, which standards we are using to determine director independence. Each of Ms. Provancher and Mr. Sattler is not considered independent because each is an executive officer of The Equitable Bank, Mr. Matter is not considered independent as a current employee of The Equitable Bank and Mr. Pittelkow is not currently considered independent as a recent former employee of The Equitable Bank. In determining the independence of our directors, the board of directors considered relationships between The Equitable Bank and our directors that are not required to be reported under “—Transactions with Certain Related Persons,” below, consisting of deposit accounts that our directors maintain at The Equitable Bank.

Board Leadership Structure and Risk Oversight

The Board of Directors currently separates the positions of Chairman of the Board and Chief Executive Officer. Although Mr. Matter is not currently considered an independent director, the Board of Directors believes its administration of its risk oversight function is not adversely affected by the Board of Directors’ leadership structure. To assure effective independent oversight, the Board has adopted a number of governance practices, including holding executive sessions of the independent directors at least twice a year or more often as needed. In addition, the Compensation Committee, which consists only of independent directors, evaluates the performance of our President and Chief Executive Officer and presents its findings to our independent directors. The Board of Directors recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.

The Board of Directors is actively involved in oversight of risks that could affect TEB Bancorp, Inc. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors also satisfies this responsibility through reports by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within TEB Bancorp, Inc. Risks relating to the direct operations of The Equitable Bank are further overseen by the Board of Directors of The Equitable Bank, all of whom are the same individuals who serve on the Board of Directors of TEB Bancorp, Inc. The Board of Directors of The Equitable Bank also has additional committees that conduct risk oversight. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of TEB Bancorp, Inc. and The Equitable Bank such as lending, risk management, asset/liability management, investment management and others.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended June 30, 2021, we believe that no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports on a timely basis.

Code of Ethics for Senior Officers

TEB Bancorp, Inc. has adopted a Code of Ethics for Senior Officers that applies to TEB Bancorp, Inc.’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics for Senior Officers is available on our website at www.theequitablebank.com. Amendments to and waivers from the Code of Ethics for Senior Officers will also be disclosed on our website.

Attendance at Annual Meetings of Stockholders

TEB Bancorp, Inc. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. All of our directors except for one attended the 2020 Annual Meeting of Stockholders.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: TEB Bancorp, Inc., 2290 N. Mayfair Road, Wauwatosa, Wisconsin 53226, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information about TEB Bancorp, Inc. or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Meetings and Committees of the Board of Directors

The business of TEB Bancorp, Inc. is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the Nasdaq Stock Market) meet in executive sessions. The standing committees of the Board of Directors of TEB Bancorp, Inc. are the Audit Committee and the Compensation Committee.

The Board of Directors of TEB Bancorp, Inc. held 12 regular meetings and no special meetings during the year ended June 30, 2021. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees on which he served (during the periods that he served).

Audit Committee. The Audit Committee is comprised of Directors Becker, Conlon and Taylor, each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. Director Conlon serves as chair of the Audit Committee. The Audit Committee does not have an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules. The Board of Directors does not believe it is necessary to have such a person on the Audit Committee because each Audit Committee member has the ability to analyze and evaluate our financial statements as well as an understanding of the Audit Committee's functions.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.theequitablebank.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of TEB Bancorp, Inc. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met eight times during the year ended June 30, 2021.

Compensation Committee. The Compensation Committee is comprised of Directors Becker, Conlon and Taylor. Director Taylor serves as chair of the Compensation Committee. No member of the Compensation Committee is a current or former officer or employee of TEB Bancorp, Inc. or The Equitable Bank. The Compensation Committee met four times during the year ended June 30, 2021.

The Compensation Committee is responsible for establishing the compensation philosophy, developing compensation guidelines, establishing (or recommending to the entire Board of Directors) the compensation of the Chief Executive Officer and the other executive officers. No executive officer who is also a director participates with respect to decisions on his or her compensation.

During the year ended June 30, 2021, the Compensation Committee did not utilize the services of a compensation consultant.

The Compensation Committee operates under a written charter which is available on our website at www.theequitablebank.com. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that not only compensates senior management but also aligns the interests of senior management with those of our stockholders.

Our goal is to determine appropriate compensation levels that will enable us to meet the following objectives:

●	to attract, retain and motivate an experienced, competent executive management team;
●	to reward the executive management team for the enhancement of stockholder value based on our annual earnings performance and the market price of our stock;
●	to provide compensation rewards that are adequately balanced between short-term and long-term performance goals; and
●	to maintain compensation levels that are competitive with other financial institutions, particularly those in our peer group based on asset size and market area.

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of TEB Bancorp, Inc. and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer.

The base salary levels for our executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in TEB Bancorp, Inc.’s market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for our executive officers. The Compensation Committee has utilized bank compensation survey compiled by the American Bankers Association. In setting the base salaries, the Compensation Committee also considers a number of factors relating to the executive officers, including individual performance, job responsibilities, experience level, ability and knowledge of the position. These factors are considered subjectively and none of the factors are accorded a specific weight.

Nominating Procedures. The Board of Directors of TEB Bancorp, Inc. has not established a separate standing Nominating Committee. Instead, nominations for director must be approved by a majority of the Board of Directors. The Board of Directors believes that it is the responsibility of the entire Board of Directors to participate in the identification, evaluation, recruitment and selection of qualified directors and, therefore, has not delegated this function to a committee of the Board. TEB Bancorp, Inc. would qualify for Nasdaq’s “Controlled Company Exemption” from the independence requirements with respect to nominating committees for companies with majority stockholders because more than 50% of TEB Bancorp, Inc.’s shares of common stock are owned by TEB MHC. The Board of Directors, acting as the Nominating Committee, met one time during the fiscal year ended June 30, 2021.

The Board of Directors does not have a formal policy or specific guidelines regarding diversity among board members. However, the Board of Directors seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Board of Directors also seeks directors who can continue to strengthen The Equitable Bank’s position in its community and can assist The Equitable Bank with business development through business and other community contacts.

The Board of Directors considers the following criteria in evaluating and selecting candidates for nomination:

●	Contribution to Board – TEB Bancorp, Inc. endeavors to maintain a Board of Directors that possesses a wide range of abilities. Thus, the Board of Directors will assess the extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board of Directors. The Board of Directors will also take into consideration the number of public company boards of directors, other than TEB Bancorp, Inc.’s, and committees thereof, on which the candidate serves. The Board of Directors will consider carefully the time commitments of any candidate who would concurrently serve on the boards of directors of more than two public companies other than TEB Bancorp, Inc., it being the policy of TEB Bancorp, Inc. to limit public company directorships to two companies other than TEB Bancorp, Inc.
●	Experience – TEB Bancorp, Inc. is the holding company for an insured depository institution. Because of the complex and heavily regulated nature of TEB Bancorp, Inc.’s business, the Board of Directors will consider a candidate’s relevant financial, regulatory and business experience and skills, including the candidate’s knowledge of the banking and financial services industries, familiarity with the operations of public companies and ability to read and understand fundamental financial statements, as well as real estate and legal experience.

●	Familiarity with and Participation in Local Community – TEB Bancorp, Inc. is a community-orientated organization that serves the needs of local consumers and businesses. In connection with the local character of TEB Bancorp, Inc.’s business, the Board of Directors will consider a candidate’s familiarity with TEB Bancorp, Inc.’s market area (or a portion thereof), including without limitation the candidate’s contacts with and knowledge of local businesses operating in TEB Bancorp, Inc.’s market area, knowledge of the local real estate markets and real estate professionals, experience with local governments and agencies and political activities, and participation in local business, civic, charitable or religious organizations.
●	Integrity – Due to the nature of the financial services provided by TEB Bancorp, Inc. and its subsidiaries, TEB Bancorp, Inc. is in a special position of trust with respect to its customers. Accordingly, the integrity of the Board of Directors is of utmost importance to developing and maintaining customer relationships. In connection with upholding that trust, the Board of Directors will consider a candidate’s personal and professional integrity, honesty and reputation, including, without limitation, whether a candidate or any entity controlled by the candidate is or has in the past been subject to any regulatory orders, involved in any regulatory or legal action, or been accused or convicted of a violation of law, even if such issue would not result in disqualification for service under TEB Bancorp, Inc.’s Bylaws.
●	Stockholder Interests and Dedication – A basic responsibility of directors is the exercise of their business judgment to act in what they reasonably believe to be in the best long-term interests of TEB Bancorp, Inc. and its stockholders. In connection with such obligation, the Board of Directors will consider a candidate’s ability to represent the best long-term interests of TEB Bancorp, Inc. and its stockholders, including past service with TEB Bancorp, Inc. or The Equitable Bank and contributions to their operations, the candidate’s experience or involvement with other local financial services companies, the potential for conflicts of interests with the candidate’s other pursuits, and the candidate’s ability to devote sufficient time and energy to diligently perform his or her duties, including the candidate’s ability to personally attend board and committee meetings.
●	Independence – The Board of Directors will consider the absence or presence of material relationships between a candidate and TEB Bancorp, Inc. (including those set forth in applicable listing standards) that might impact objectivity and independence of thought and judgment. In addition, the Board of Directors will consider the candidate’s ability to serve on any Board committees that are subject to additional regulatory requirements (e.g. Securities and Exchange Commission regulations and applicable listing standards). If TEB Bancorp, Inc. should adopt independence standards other than those set forth in the Nasdaq Stock Market listing standards, the Board of Directors will consider the candidate’s potential independence under such other standards.
●	Gender and Ethnic Diversity – TEB Bancorp, Inc. understands the importance and value of gender and ethnic diversity on a Board of Directors and will consider highly qualified women and individuals from minority groups to include in the pool from which candidates are chosen.
●	Additional Factors – The Board of Directors will also consider any other factors it deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of TEB Bancorp, Inc.’s stockholders, employees, customers and communities. The Board of Directors also may consider the current composition and size of the Board of Directors, the balance of management and independent directors, and the need for audit committee expertise.

The Board of Directors identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members’ board and committee meeting attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to TEB Bancorp, Inc.’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Board of Directors would determine the desired skills and experience of a new nominee (including a review of the skills set forth above), may solicit suggestions for director candidates from all board members and may engage in other search activities.

During the year ended June 30, 2021 we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.

The Board of Directors may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 2290 N. Mayfair Road, Wauwatosa, Wisconsin 53226. The

Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Board of Directors. Stockholders who wish to recommend a nominee must write to TEB Bancorp, Inc.’s Corporate Secretary and such communication must include:

●	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;
●	The name and address of the stockholder as they appear on TEB Bancorp, Inc.’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;
●	The class or series and number of shares of TEB Bancorp, Inc.’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;
●	A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;
●	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;
●	The name, age, personal and business address of the candidate and the principal occupation or employment of the candidate;
●	The candidate’s written consent to serve as a director;
●	A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on TEB Bancorp, Inc.’s Board of Directors; and
●	Such other information regarding the candidate or the stockholder as would be required to be included in TEB Bancorp, Inc.’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A.

To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary at least 120 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders. If (i) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (ii) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, a stockholder’s submission of a candidate shall be timely if delivered or mailed to and received by the Corporate Secretary of TEB Bancorp, Inc. no later than the 10th day following the day on which public disclosure (by press release issued through a nationally recognized news service, a document filed with the Securities and Exchange Commission, or on a website maintained by TEB Bancorp, Inc.) of the date of the annual meeting is first made.

Submissions that are received and that satisfy the above requirements are forwarded to the Board of Directors for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

There is a difference between the recommendations of nominees by stockholders pursuant to this policy and a formal nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of TEB Bancorp, Inc. See “Stockholder Proposals and Nominations.”

Audit Committee Report

The Audit Committee has issued a report that states as follows:

●	We have reviewed and discussed with management our audited consolidated financial statements for the year ended June 30, 2021.
●	We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission.

●	We have received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2021 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that TEB Bancorp, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Christopher C. Conlon

Otto R. Radke (Chair)

Julie A. Taylor

Transactions With Certain Related Persons

The Sarbanes-Oxley Act generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as The Equitable Bank, to their executive officers and directors in compliance with federal banking regulations. Federal regulations permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees. The Equitable Bank makes loans to its full-time employees with at least one year of service through an employee loan program pursuant to which loans secured by an employee’s primary residence are made at a reduced rate. The reduced rate is an adjustable rate tied to an index determined periodically by the board of directors, with the rate for employees with more than five years of continuous employment equal to 0.75% over the index, and the rate for employees with one to five years of continuous employment equal to 1.50% over the index. At June 30, 2021, the index was 1.25%. Employees who participate in this program only pay closing costs of third-parties, such as appraisal fees, title and recording fees, and flood certifications.

The chart below lists our directors and executive officers who participated in the employee loan program during the years ended June 30, 2021 and 2020, and certain information with respect to their loans. No other directors or executive officers of The Equitable Bank participated in the employee loan program during these periods.

		Largest
		Aggregate		Principal	Interest
		Balance	Principal	Paid	Paid
		6/30/20 to	Balance	6/30/20 to	6/30/20 to	Interest
Name	Type of Loan	6/30/21	6/30/21	6/30/21	6/30/21	Rate
William A. Behm	Home Mortgage	$369,491	$358,498	$10,992	$7,289	2.00%
Charles R. Pittelkow	Home Mortgage	122,251	112,213	10,036	2,353	2.00%

		Largest
		Aggregate		Principal	Interest
		Balance	Principal	Paid	Paid
		6/30/19 to	Balance	6/30/19 to	6/30/19 to	Interest
Name	Type of Loan	6/30/20	6/30/20	6/30/20	6/30/20	Rate
William A. Behm	Home Mortgage	$380,267	$369,491	$10,776	$7,507	2.00%
Charles R. Pittelkow	Home Mortgage	132,089	122,251	9,838	2,552	2.00%

At the time of termination of employment with The Equitable Bank, the interest rate will be adjusted to the non-employee interest rate. When an employee retires from employment with The Equitable Bank while remaining on the Board of Directors the terms of the modification will continue.

These loans neither involve more than the normal risk of collection nor present other unfavorable features.

Since July 1, 2019, other than described above, and except for loans to executive officers made in the ordinary course of business that were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to The Equitable Bank and for which neither involve more than the normal risk of collection nor present other unfavorable features, we and our subsidiaries have not had any transaction or series of transactions, or business relationships, nor are any such transactions or relationships proposed, in which the amount involved exceeds $120,000 and in which our directors or executive officers have a direct or indirect material interest.

Pursuant to our Policy and Procedures for Approval of Related Person Transactions, the Audit Committee periodically reviews, no less frequently than twice a year, a summary of transactions in excess of $25,000 with our directors, executive officers, and their family members, for the purpose of determining whether the transactions are within our policies and should be ratified and approved. Additionally, pursuant to our Code of Business Conduct and Ethics, all of our executive officers and directors must disclose any personal or financial interest in any matter that comes before TEB Bancorp, Inc.

Executive Compensation

Summary Compensation Table. The table below summarizes the total compensation paid to or earned by our President and Chief Executive Officer and our two other most highly compensated executive officers for the years ended June 30, 2021 and 2020. Each individual listed in the table below is referred to as a “named executive officer.”

Summary Compensation Table
				All Other
	Year Ended	Salary	Bonus	Compensation	Total
Name and Principal Position	June 30,	($)	($)	($)(1)	($)

Jennifer L. Provancher, President	2021	280,825	16,938	40,110	337,873
and Chief Executive Officer	2020	246,483	—	41,531	288,014

William A. Behm, Vice President	2021	133,675	7,902	1,714	143,291
and Chief Credit Officer	2020	130,050	—	1,864	131,914

Thomas Sattler, Executive Vice	2021	143,093	8,251	5,149	156,493
President	2020	123,960	—	4,076	128,036

(1)	A break-down of the various elements of compensation in this column is set forth in the following tables:

All Other Compensation for the Year Ended June 30, 2021
			Long-Term				Total All
		Life Insurance	Disability	Company		Director	Other
	Club Dues	Premiums	Premiums	Car	401(k) Plan	Fees	Compensation
Name	($)	($)	($)	($)	Match ($)	($)	($)
Jennifer L. Provancher	3,391	1,092	872	10,536	2,219	22,000	40,110
William A. Behm	—	1,092	622	—	—	—	1,714
Thomas Sattler	2,252	1,092	658	—	1,147	—	5,149

All Other Compensation for the Year Ended June 30, 2020
			Long-Term			Total All
		Life Insurance	Disability	Company	Director	Other
	Club Dues	Premiums	Premiums	Car	Fees	Compensation
Name	($)	($)	($)	($)	($)	($)
Jennifer L. Provancher	3,331	1,350	984	14,616	21,250	41,531
William A. Behm	—	1,350	514	—	—	1,864
Thomas Sattler	2,190	1,350	536	—	—	4,076

The current annual base salaries for Ms. Provancher, Mr. Behm and Mr. Sattler are $289,350, $135,000 and $170,000, respectively. Ms. Provancher and Mr. Sattler each receives $22,500 per year for service on the board of directors of The Equitable Bank.

Benefit Plans and Agreements

401(k) Plan. The Equitable Bank maintains The Equitable Savings Bank Retirement Savings Plan, a tax-qualified defined contribution plan for eligible employees (the “401(k) Plan”). The named executive officers are eligible to participate in the 401(k) Plan just like other employees. An employee is eligible to participate in the 401(k) Plan if they are at least 21 years of age and are expected to work 1,000 or more hours per year. Eligible employees may begin participation in the 401(k) Plan at the start of any month after hire.

Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, the maximum amount as permitted by the Internal Revenue Code. For 2021, the salary deferral contribution limit is $19,500, provided, however, that a participant over age 50 may contribute an additional $6,500 to the 401(k) Plan for a total of $26,000. A participant is always 100% vested in his or her salary deferral contributions. Expense recognized in connection with the 401(k) Plan totaled $49,400, which includes $13,400 for plan administration and $36,000 in matching contributions for the year ended June 30, 2021.

Defined Benefit Pension Plan. The Equitable Bank sponsors the Retirement Plan and Trust for Employees of Equitable Bank, a tax-qualified defined benefit pension plan (the “Pension Plan”). Effective March 31, 2012, all benefit accruals and participation eligibility under the Pension Plan were frozen and no additional Pension Plan benefits will be earned after March 31, 2012 for any purpose. No employee is eligible to become a participant after March 31, 2012 and all participant benefits under the Pension Plan will be determined solely on the basis of years of service and compensation as of March 31, 2012. We recognized an expense in connection with the Pension Plan of $109,400 for the year ended June 30, 2021.

Directors’ Compensation

The following table sets forth for the year ended June 30, 2021 certain information as to the total remuneration we paid to our directors. Information with respect to director fees for President and Chief Executive Officer Jennifer L. Provancher is included above under “—Executive Compensation—Summary Compensation Table.”

Director Compensation Table For the Year Ended June 30, 2021
	Fees Earned or	All Other
	Paid in Cash	Compensation		Total
Name	($)	($)		($)
Joseph J. Becker	22,000	—		22,000
Christopher C. Conlon	24,000	—		24,000
John P. Matter	22,000	143,878	(1)	165,878
Charles R. Pittelkow	22,000	15,058	(2)	37,058
Otto R. Radke (3)	24,000	—		24,000
Julie A. Taylor	24,000	—		24,000

(1)	Includes $124,544 in compensation earned as an employee of The Equitable Bank, $12,337 in bonus, $2,744 for a company car, $525 for a 401(k) Plan matching contribution, $2,252 for club dues and $1,475 for life insurance.
(2)	Includes $15,000 in compensation earned as an employee of The Equitable Bank and $58 for life insurance.
(3)	Mr. Radke retired as a director, effective September 30, 2021.

Directors are currently paid $22,500 per year, and members of the audit committee are paid an additional $2,100 per year.

Each person who serves as a director of TEB Bancorp, Inc. also serves as a director of The Equitable Bank and earns a monthly fee only in his or her capacity as a board or committee member of The Equitable Bank. Additional director fees may be paid for TEB Bancorp, Inc. director meetings, although no such determination has been made at this time.

PROPOSAL II—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of TEB Bancorp, Inc. has approved the engagement of Baker Tilly US, LLP to be our independent registered public accounting firm for the year ending June 30, 2022, subject to the ratification of the engagement by our stockholders. At the annual meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Baker Tilly US, LLP for the year ending June 30, 2022. A representative of Baker Tilly US, LLP is expected to be present at the annual meeting and may respond to appropriate questions and make a statement if he or she so desires.

Even if the engagement of Baker Tilly US, LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of TEB Bancorp, Inc. and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Baker Tilly US, LLP during the years ended June 30, 2021 and 2020.

	Year Ended	Year Ended
	June 30, 2021	June 30, 2020

Audit Fees	$188,865	$190,000
Tax Fees	$35,985	$43,895

Audit Fees. Audit Fees include the aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of our annual financial statements and review of financial statements included in our Form 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Tax Fees. Tax Fees include the aggregate fees billed in each of the last two fiscal years for professional services rendered for tax compliance, tax advice, and tax planning. Tax Fees include fees billed for professional services related to tax services rendered during the fiscal years ended June 30, 2021 and 2020 related to the September 30, 2020 and 2019 federal and state tax returns and the state tax opinion letter rendered during 2020.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services and public company status, is compatible with maintaining the independence of Baker Tilly US, LLP. The Audit Committee concluded that performing such services does not affect the independence of Baker Tilly US, LLP in performing its function as our independent registered public accounting firm.

The Audit Committee’s current policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of audit-related fees, tax fees and all other fees billed and paid during the fiscal years ended June 30, 2021 and 2020, as indicated in the table above.

The Board of Directors recommends a vote “FOR” the ratification of Baker Tilly US, LLP as independent registered public accounting firm for the year ending June 30, 2022.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for our 2022 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at TEB Bancorp, Inc.’s executive office, 2290 North Mayfair Road, Wauwatosa, Wisconsin 53226, no later than June 17, 2022, which is 120 days prior to the first anniversary of the date we expect to mail these proxy materials. If the date of the 2022 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the board of directors, our Corporate Secretary must receive written notice not earlier than the 120th day nor later than the 110th day prior to date of the annual meeting; provided, however, that in the event the date of the annual meeting is advanced more than 30 days prior to the anniversary of the preceding year’s annual meeting, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on the our books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include: (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on our Board of Directors; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of our Bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule or regulation; and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.

The 2022 annual meeting of stockholders is expected to be held November 15, 2022. Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no earlier than July 18, 2022 and no later than July 28, 2022. If notice is received before July 18, 2022 or after July 28, 2022, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

A COPY OF TEB BANCORP, INC.’S ANNUAL REPORT FOR THE YEAR ENDED JUNE 30, 2021 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, 2290 NORTH MAYFAIR ROAD, WAUWATOSA, WISCONSIN 53226, OR BY CALLING (414) 761-0900.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

TEB Bancorp, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2021 Annual Report are each available on the Internet at http://www.cstproxy.com/tebbancorp/2021.

By Order of the Board of Directors

Erin K. Arneson
Corporate Secretary

Wauwatosa, Wisconsin

October 15, 2021

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2021 Annual Meeting of Stockholders November 16, 2021 10:00 A.M. Local time This Proxy is Solicited On Behalf Of The Board Of Directors  FOLD AND DETACH HERE AND READ THE REVERSE SIDE  REVOCABLE PROXY Please mark your votes like this The Board of Directors recommends a vote “FOR” each of Proposals 1 and 2 . FOR AGAINST ABSTAIN FOR ALL FOR WITHHOLD EXCEPT 2. The ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2022. 1.The election of John P. Matter and Julie A. Taylor, each to serve for a three-year term. INSTRUCTION: To withhold your vote for one or more nominees, mark “For All Except” and write the name(s) of the nominee(s) on the line(s) below. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF SIGNED, WILL BE VOTED FOR EACH OF PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. Check Box if You Plan to Attend Annual Meeting CONTROL NUMBER Signature Signature Date , 2021. Please sign exactly as your name appears on this card. Only one signature is required. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. X Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: TEB BANCORP, INC.’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND THE 2021 ANNUAL REPORT TO STOCKHOLDERS ARE EACH AVAILABLE ON THE INTERNET AT www.cstproxy.com/tebbancorp/2021  FOLD AND DETACH HERE AND READ THE REVERSE SIDE  REVOCABLE PROXY TEB BANCORP, INC. 2021 ANNUAL MEETING OF STOCKHOLDERS November 16, 2021 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints the official proxy committee, consisting of all members of the Board of Directors who are not standing for election at the Annual Meeting, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at The Equitable Bank, S.S.B., 2290 N. Mayfair Road, Wauwatosa, Wisconsin on November 16, 2021 at 10:00 a.m. local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as indicated below. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated October 15, 2021 and the 2021 Annual Report to Stockholders. (Continued, and to be marked, dated and signed, on the other side)